UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2007

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
001-33279	NTR ACQUISITION CO. (Incorporated in Delaware) 100 Mill Plain Road, Suite 320 Danbury, CT 06811 Phone: (203) 546-3437	13-4335685

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2007, the Board of Directors of NTR Acquisition Co. (the “Company”) adopted amendments to Sections 5.1, 5.3 and 5.4 of the Company’s Second Amended and Restated Bylaws, effective December 11, 2007, in order for the Company to comply with the new requirement of the American Stock Exchange that the securities of listed companies be eligible for a direct registration system operated by a securities depository by January 1, 2008. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the Second Amended and Restated Bylaws (as amended on December 11, 2007), which are attached as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2	Second Amended and Restated Bylaws of NTR Acquisition Co. (as amended on December 11, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTR ACQUISITION CO.

Dated: December 17, 2007	By:	/s/ MARIO E. RODRIGUEZ
Mario E. Rodriguez
Chief Executive Officer